                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   February 16, 1999


                             Chart Industries, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                    1-11442                        34-1712937
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(State or other                (Commission                   (I.R.S. Employer
 jurisdiction of               File Number)                  Identification No.)
 incorporation)


     5885 Landerbrook Drive, Suite 150, Mayfield Heights, Ohio        44124
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      (Address of principal executive offices)                      (Zip Code)

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          (Former Name or Former Address, if Changed Since Last Report)


Registrant's telephone number, including area code:             (440) 753-1490
                                                     ---------------------------

Item 5.   OTHER EVENTS.

          Chart Industries, Inc. (the "Company") issued a News Release on February 16, 1999, a copy of which is filed as Exhibit 99.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

          99 News Release dated February 16, 1999, from the Company.

                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CHART INDUSTRIES, INC.



Date:  February 16, 1999      By:  /s/ Thomas F. McKee
                                  -----------------------------------------
                                   Thomas F. McKee
                                   Secretary

                                  EXHIBIT INDEX

Exhibit                   Description of Exhibit
-------                   ----------------------
99                        News Release dated February 16, 1999.











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